Exhibit 99 (a)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Delphi Personal Savings Plan for Hourly-Rate Employees (the “Plan”) on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. T. Battenberg III, Chief Executive Officer of the Delphi Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 27, 2003	/s/ J. T. Battenberg III

J. T. Battenberg III Chairman of the Board, Chief Executive Officer and President

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